Condensed Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Operating Expenses:
Professional expenses	$ 260,396	$ 232,961
Research and development	1,882,345	332,642
General and administration expenses	420,090	98,700
Depreciation expense	14,468	1,861
Total Operating Expenses	2,577,299	666,164
Loss From Operations	(2,577,299)	(666,164)
Other Income (Expenses):
Interest income	39,390	8,518
Loss Before Income Taxes	(2,537,909)	(657,646)
Provision for Income Taxes	1,589	1,600
Net Loss	$ (2,539,498)	$ (659,246)
Net Loss Per Share:
Basic and Diluted	$ (0.153)	$ (0.049)
Weighted average number of shares used in computing basic and diluted net loss per share:
Basic	16,589,633	13,336,309
Diluted	16,589,633	13,336,309